Exhibit 10.19

Constitution

TRUE GOLD

CONSORTIUM PTY LTD

ACN 641 483 374

Table of Contents

1.	Definitions and interpretation	1

1.1	Definitions	1
1.2	Interpretation	2
1.3	Replaceable rules	3

2.	Proprietary company	3

3.	Share capital	3

3.1	Directors may issue shares	3
3.2	Pre-emptive rights	3
3.3	Rights attaching to ordinary shares	4
3.4	Rights attaching to preference shares	4
3.5	Company may redeem	4
3.6	Exercise of vote and rights	5

4.	Brokerage and commission	5

4.1	How to pay brokerage and commission	5
4.2	Issue of shares	5

5.	Shares held on trust or jointly	5

5.1	No recognition of trusts or other interests	5
5.2	Joint owners	5

6.	Certificates	6

6.1	Entitlement to certificates	6
6.2	Delivery to joint holders	6

7.	Lien	6

7.1	Lien on unpaid capital and money owing	6
7.2	Exemption from lien	6
7.3	Lien to apply to dividends	6
7.4	Company’s right of sale	6
7.5	Restrictions on sale	6
7.6	Effecting sale	7
7.7	Application of sale proceeds	7
7.8	Taxation	7

8.	Calls on shares	8

8.1	Call by Directors	8
8.2	Payment of call	8
8.3	Terms of call	8
8.4	Deemed time of call	8
8.5	Liability of joint holders	8
8.6	Interest on unpaid calls	8
8.7	Fixed dates for calls	8
8.8	Disabilities if calls unpaid	8
8.9	Differentiation between Members	9
8.10	Payment of calls in advance	9
8.11	Evidence of call	9

9.	Transfer of shares	10

9.1	General	10
9.2	Registration of transfers	10
9.3	Pre-emptive rights on transfers of shares	10

10.	Transmission of shares	11

10.1	Transmission of shares on death	11
10.2	Transmission of shares on bankruptcy or insolvency	12
10.3	Transmission of shares on mental incapacity	12

11.	Forfeiture of shares	13

11.1	Default	13
11.2	Notice of forfeiture	13
11.3	Forfeiture	13
11.4	Liability continues after forfeiture	13
11.5	Statutory declaration is conclusive	13
11.6	Disposal of forfeited shares	14
11.7	Transfer of forfeited share	14
11.8	Application to outstanding money	14

12.	Alteration of capital	15

12.1	Power to consolidate, divide and cancel	15
12.2	Reduction of capital	15

13.	General meetings	15

13.1	Annual general meeting	15
13.2	Power to convene general meeting	15
13.3	Notice period	15
13.4	Notice of general meetings	15
13.5	Content of notice of general meetings	16
13.6	Content of notice of annual general meeting	16
13.7	Nature of business	16
13.8	Notice of adjourned meeting	17
13.9	Failure to give notice	17

14.	Proceedings at general meetings	17

14.1	Circular resolutions	17
14.2	Sole Member resolutions	17
14.3	Use of technology	17
14.4	Quorum	17
14.5	Effect of no quorum	18
14.6	Chairperson of general meeting	18
14.7	Vacancy in chair	18
14.8	Adjournment	19
14.9	Adjourned meetings	19

15.	Voting at general meetings	19

15.1	Voting	19
15.2	Voting rights	19
15.3	Voting by joint holders	19
15.4	No entitlement to vote if calls are unpaid	19
15.5	Voting by persons entitled to shares	20

15.6	Voting by poll	20
15.7	Casting vote of chair	21
15.8	Objection to qualification of a voter	21
15.9	Votes counted in error	21

16.	Proxies	21

16.1	Who can appoint a proxy	21
16.2	Execution and form of proxies	21
16.3	Member’s attorney	22
16.4	Life of proxy	22
16.5	Lodgement of proxies and powers of attorney	22
16.6	Corporate representative	23
16.7	Validity of proxy vote	23

17.	Appointment and removal of Directors	23

17.1	Number	23
17.2	Appointment by Directors	23
17.3	Appointment by Company	23
17.4	Removal by Company	23
17.5	Appointment and removal by majority shareholder	24
17.6	Term of office	24
17.7	Share qualification	24
17.8	Vacation of office	24

18.	Remuneration of Directors	24

18.1	Remuneration of Directors	24
18.2	Remuneration of Managing Director	25
18.3	Remuneration of Alternate Director	25
18.4	Additional remuneration of chairperson	25
18.5	Remuneration of Directors for extra services	25

19.	Powers and duties of Directors	25

19.1	General management power	25
19.2	Act in the best interests of a Holding Company	26
19.3	Attorneys	26
19.4	Power to borrow and give security	26
19.5	Indemnity	26
19.6	Other offices of Directors	27
19.7	Director may act in professional capacity	27

20.	Proceedings of Directors	27

20.1	Calling and holding Directors’ meetings	27
20.2	Circulating resolutions	27
20.3	Telephone and other meetings	27
20.4	Directors’ resolutions	28
20.5	Minutes	28
20.6	Director’s personal interests	28
20.7	Quorum	29
20.8	Chairperson	29
20.9	Delegation to Committees	29
20.10	Acts of Directors valid despite defective appointment	30
20.11	Disabilities if calls unpaid	30
20.12	Resolution by Sole Director	30

21.	Managing Director	30

21.1	Appointment and tenure	30
21.2	Ceasing to hold office	31
21.3	Powers	31

22.	Alternate Directors	31

22.1	Power to appoint an Alternate Director	31
22.2	Appointment	31
22.3	Rights and powers	31
22.4	Alternate Director is not agent of appointor	32
22.5	Termination of appointment	32

23.	Secretary	32

24.	Seal	32

24.1	Safe custody	32
24.2	Authority to use	32
24.3	Additional Seal	32

25.	Execution of documents	32

25.1	Execution generally	32
25.2	Execution without the Seal	33
25.3	Execution using the Seal	33
25.4	Execution by authorised persons	33
25.5	Seal register	33

26.	Records and inspection	33

27.	Dividends and reserves	34

27.1	Declaration	34
27.2	Interim dividends	34
27.3	Interest on dividends	34
27.4	Reserves	34
27.5	Entitlement to dividends	35
27.6	Deduction from dividends of money owing	35
27.7	Retention of dividends and transmission	35
27.8	Payment of dividends by distribution of property	35
27.9	Payment of dividends by cash	36
27.10	Unclaimed dividends	36

28.	Capitalisation of profits	36

28.1	Authority to capitalise	36
28.2	Appropriation and application	36
28.3	Adjustment of Members’ rights	37
28.4	Distribution	37

29.	Notices	37

29.1	How notice to be given	37
29.2	When notice is given	38
29.3	Notice to joint holders	38

30.	Winding up	38

31.	Indemnity	39

31.1	Interpretation	39
31.2	Scope of indemnity	39
31.3	Insurance	39

Constitution of TRUE GOLD CONSORTIUM PTY LTD

ACN 641 483 374

A company limited by shares

1.	Definitions and interpretation

1.1	Definitions

In this Constitution, unless the context requires otherwise:

Act means the Corporations Act 2001 (Cth) as amended, supplemented or replaced from time to time;

Alternate Director means any person who, for the time being, has been duly appointed and is acting as an alternate Director;

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in the capital city of the State or Territory in which the Company has its registered office;

Company means TRUE GOLD CONSORTIUM PTY LTD ACN 641 483 374 or as that name is changed from time to time;

Constitution means this constitution of the Company as amended, supplemented or replaced from time to time;

Director means a person appointed to the office of director of the Company and, where appropriate, includes any Alternate Director;

Government Agency means any government or any public, statutory, governmental (including a local government), semi-governmental or judicial body, entity, department or authority and includes any self-regulatory organisation established under statute;

Holding Company has the meaning given to that term in the Act;

Law means:

(a)	principles of law or equity established by decisions of courts;

(b)	statutes, regulations or by-laws of the Commonwealth of Australia or any State or Territory of the Commonwealth of Australia or a Government Agency; and

(c)	requirements and approvals (including conditions) of the Commonwealth of Australia or any State or Territory of the Commonwealth of Australia or a Government Agency that have the force of law;

Managing Director means any person who, for the time being, is duly appointed and holds office as a managing Director;

Member means a registered holder of any share of the Company or any person deemed by this Constitution to be such a person;

Office means the registered office for the time being of the Company;

Register means the register of Members of the Company as required to be kept under section 168 of the Act;

Seal means the common seal of the Company (if any) and includes any additional seal of the Company referred to in clause 24.3;

Secretary means any person appointed to perform the duties of a secretary of the Company;

Sole Director means any person who, for the time being, is the sole person to hold office as a Director; and

Special Resolution has the same meaning as in section 9 of the Act.

1.2	Interpretation

In this Constitution, unless the contrary intention appears:

(a)	the singular includes the plural and vice versa;

(b)	a gender includes the other genders;

(c)	headings are used for convenience only and do not affect the interpretation of this Constitution;

(d)	other grammatical forms of a defined word or expression have a corresponding meaning;

(e)	a reference to a document is to that document as amended, novated, supplemented, extended or restated from time to time;

(f)	if something is to be or may be done on a day that is not a Business Day then it must be done on the next Business Day;

(g)	“person” includes a natural person, partnership, body corporate, association, joint venture, governmental or local authority, and any other body or entity whether incorporated or not;

(h)	“month” means calendar month and “year” means 12 consecutive months;

(i)	a reference to all or any part of a statute, rule, regulation or ordinance (statute) is to that statute as amended, consolidated, re-enacted or replaced from time to time;

(j)	“include”, “for example” and any similar expressions are not used, and must not be interpreted, as words of limitation;

(k)	money amounts are stated in Australian currency unless otherwise specified;

(l)

a reference to any agency or body that ceases to exist, is reconstituted, renamed or replaced, or has its powers or functions removed (defunct body) is to the agency or body that performs most closely the powers or functions of the defunct body; and

(m)	any expression in a provision of this Constitution that relates to a particular provision of the Corporations Act has the same meaning as in that provision of the Corporations Act.

1.3	Replaceable rules

The replaceable rules contained in the Act are displaced under section 135(2) and do not apply to the Company except to the extent that they are repeated in this Constitution.

2.	Proprietary company

The Company is a proprietary company and:

(a)	the liability of Members is limited by shares;

(b)	the number of Members is limited to 50 (counting joint holders of shares as one person); and

(c)	it must not engage in any activity that would require disclosure to investors under Chapter 6D, except in the circumstances permitted by section 113(3).

3.	Share capital

3.1	Directors may issue shares

Subject to the Act and this Constitution the Directors may:

(a)	issue or dispose of shares on such terms and with such rights and restrictions as they think fit;

(b)	issue shares with such preferred, deferred or other special rights or restrictions whether with regard to dividend, voting, return of capital or otherwise; and

(c)	issue any preference shares on terms that they are, or at the option of the Company are liable, to be redeemed.

3.2	Pre-emptive rights

(a)

Before issuing shares of a particular class, the Directors must offer them to the existing holders of shares in that class. As far as practicable, the number of shares offered to each shareholder must be in proportion to the number of shares of that class that they already hold.

(b)	To make the offer, the Directors must give the shareholders a statement setting out the terms of the offer, including:

(i)	the number of shares offered; and

(ii)	the period for which it will remain open, such period to be determined by the Directors.

(c)	The Directors may issue any shares not taken up under the offer under clause 3.2(a) as they see fit.

(d)	The Company may by resolution passed at a general meeting authorise the Directors to make a particular issue of shares without complying with the procedure set out in clauses 3.2(a) and 3.2(b).

3.3	Rights attaching to ordinary shares

The ordinary shares confer on their holders:

(a)

on a winding up of the Company, the right to participate pari passu with the holders of other ordinary shares in the repayment of paid up capital and distribution of any surplus assets or profits of the Company;

(b)	the right to receive notice of and attend any general meeting of the Company;

(c)	the right to cast one vote on a show of hands at a general meeting of the Company and to cast one vote for each ordinary share held on a poll; and

(d)	the right to such dividends and bonus shares pari passu with the holders of other ordinary shares as the Directors in their absolute discretion from time to time determine.

3.4	Rights attaching to preference shares

The preference shares confer on their holders:

(a)	the right to receive notice of and attend any general meeting of the Company but no right to vote at such general meetings;

(b)	the right to vote at separate meetings of holders of preference shares where such meetings are required by the Act to be convened;

(c)	subject to the Act, the right to receive and be paid dividends as the Directors may from time to time determine, provided that such dividends will:

(i)	not be cumulative;

(ii)	rank for payment in priority to the rights of the holders of ordinary shares; and

(iii)	be payable at such time or times as the Directors may determine; and

(d)	on a winding up of the Company:

(i)	in priority to the holders of ordinary shares, the right to be repaid paid up capital up to the value at which the preference shares were respectively issued; and

(ii)	no right to participate in any surplus assets or profits of the Company.

3.5	Company may redeem

(a)

Subject to the Act, the Company may, by 30 days written notice to a holder for the time being of redeemable preference shares or such other notice period as the Company and the holder of redeemable preference shares may mutually agree, redeem the whole or any part of such shares.

(b)	On a redemption under clause 3.5(a), the Company will repay the value at which the redeemable preference shares were issued.

3.6	Exercise of vote and rights

Subject to this Constitution, no person is entitled to vote or to exercise any right or privilege as a Member until the person is registered in the Register.

4.	Brokerage and commission

4.1	How to pay brokerage and commission

The Company may exercise the power to make payments by way of brokerage or commission conferred by the Act in the manner provided by the Act.

4.2	Issue of shares

Payments by way of brokerage or commission may be satisfied by the payment of cash, by the allotment of fully or partly paid shares or partly by the payment of cash and partly by the allotment of fully or partly paid shares.

5.	Shares held on trust or jointly

5.1	No recognition of trusts or other interests

Except as required by the Act or by this Constitution, the Company will not:

(a)	be required to recognise any person as holding a share on trust; or

(b)

be bound by or compelled in any way to recognise (whether or not the Company has been given notice) any equitable, contingent, future or partial claim, right or interest or any other right in any share except an absolute right of ownership in the holder listed in the Register.

5.2	Joint owners

Subject to this Constitution, if 2 or more persons are listed in the Register as the holders of a share:

(a)	they are deemed to hold the share as joint tenants with rights of survivorship;

(b)	they and their respective legal personal representatives are jointly and severally liable to pay all instalments and calls in respect of the share;

(c)

subject to clause 5.2(b), on the death of any one of them (evidence of which may be required by the Directors as they think fit), the survivor or survivors are the only person or persons whom the Company may recognise as having any title to the share; and

(d)	any one of them may give effectual receipts for any dividend or other distribution in respect of the share.

6.	Certificates

6.1	Entitlement to certificates

A person whose name is entered as a Member in the Register is entitled without payment to receive a certificate in respect of the share, signed in any way authorised by clause 25, in accordance with the Act. In respect of a share or shares held jointly by several persons, the Company is not bound to issue more than one certificate.

6.2	Delivery to joint holders

Delivery of a certificate for a share to one of several joint holders is sufficient delivery to all such holders.

7.	Lien

7.1	Lien on unpaid capital and money owing

The Company has a first and paramount lien:

(a)	on every partly paid share for all money (whether presently payable or not) called or payable at a fixed time in respect of that share; and

(b)

on all shares registered in the name of a person (either solely or jointly with another person) for all money presently payable to the Company by that person or the person entitled to the shares by reason of the death, mental incapacity, bankruptcy or insolvency of the first mentioned person.

7.2	Exemption from lien

The Directors may at any time exempt a share wholly or in part from the provisions of clause 7.1.

7.3	Lien to apply to dividends

The Company’s lien (if any) on a share extends to all dividends payable in respect of the share.

7.4	Company’s right of sale

Subject to clause 7.5, the Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien.

7.5	Restrictions on sale

A share on which the Company has a lien must not be sold unless:

(a)	a sum in respect of which the lien exists is presently payable; and

(b)

the Company has, not less than 14 days before the date of the sale, given to the registered holder for the time being of the share or the person entitled to the share by reason of the death, mental incapacity, bankruptcy or insolvency of the registered holder a notice in writing setting out, and demanding payment of, such part of the amount in respect of which the lien exists as is presently payable.

7.6	Effecting sale

(a)	The Directors may give effect to a sale referred to in clause 7.4 by authorising a person to transfer the share sold to the purchaser.

(b)	The purchaser of such a share:

(i)	will be registered as the holder of the share;

(ii)	is not responsible for the application of the purchase money; and

(iii)	will possess a title which is not affected by any irregularity or invalidity in connection with the sale.

(c)

After the name of the purchaser is entered in the Register, no person may impeach the validity of the sale and the remedy of any person aggrieved is in damages only and against the Company exclusively.

7.7	Application of sale proceeds

The Company will pay:

(a)	the net proceeds of any sale or disposal referred to in clauses 7.4 and 7.6 towards satisfaction of the amount in respect of which the lien exists; and

(b)	the residue (if any) of the proceeds of sale to the person entitled to the shares at the date of sale.

7.8	Taxation

If a liability is imposed on the Company to pay any tax or other charge in relation to the shares held by a person or by another person entitled to the shares by reason of the death, mental incapacity, bankruptcy or insolvency of the first mentioned person (in each case, the (Relevant Person)) or any dividend or any entitlements due to the Relevant Person, the Company:

(a)	must be fully indemnified by the Relevant Person from all such liability;

(b)

has a lien on all dividends, bonuses and other moneys payable in respect of shares registered in the name of the Relevant Person, including shares where the Relevant Person is one of several joint holders;

(c)	may recover as a debt due from the Relevant Person any moneys paid by the Company in respect of such liability; and

(d)	may refuse to register a transfer of any shares by the Relevant Person until those moneys are recovered.

8.	Calls on shares

8.1	Call by Directors

Subject to the Act and this Constitution, the Directors may make a call on some or all of the Members in respect of any money unpaid on their shares which is not by the terms of issue of those shares made payable at fixed times.

8.2	Payment of call

Upon receiving at least 14 days’ notice specifying the time and place of payment, each Member so notified must pay to the Company at the time or times and place so specified the amount called on the shares.

8.3	Terms of call

The Directors may revoke, postpone or extend a call as they think fit, and may authorise or require a call to be paid by instalments.

8.4	Deemed time of call

A call will be deemed to have been made at the time when the Directors’ resolution authorising the call was passed.

8.5	Liability of joint holders

The joint holders of a share are jointly and severally liable to pay all calls in respect of the share.

8.6	Interest on unpaid calls

If a sum called in respect of a share is not paid before or on the day appointed for payment of the sum, the Member from whom the sum is due must pay interest at a rate and on terms determined by the Directors. Interest may be calculated from the day appointed for payment of the sum to the time of actual payment. The Directors may waive payment of interest wholly or in part.

8.7	Fixed dates for calls

(a)

Any sum that, by the terms of issue of a share, becomes payable on allotment or at a fixed date is deemed to be a call duly made and payable on the date on which by the terms of issue the sum becomes payable.

(b)

In the case of non-payment of a sum referred to in clause 8.7(a), all the relevant provisions of this Constitution as to payment of interest and expenses, forfeiture or otherwise apply as if the sum had become payable by virtue of a call duly made and notified.

8.8	Disabilities if calls unpaid

A Member may not exercise any right as a Member (including the right to receive a dividend, to be present at any meeting, to be counted in a quorum or to vote at any meeting or on a poll) until that Member has paid:

(a)	all calls due and payable by the Member whether alone or jointly with another person, together with interest and expenses in respect of the calls; and

(b)	all other sums (if any) presently payable by the Member in respect of any shares held by the Member, whether alone or jointly with another person.

8.9	Differentiation between Members

The Directors may, on the issue of shares, differentiate between Members as to the amount of calls to be paid and the times of payment.

8.10	Payment of calls in advance

(a)	The Directors may:

(i)	accept from any Member all or any part of the money unpaid on a share in excess of the sum actually called up; and

(ii)

cause the Company to pay interest at the rate agreed between the Directors and the Member paying the sum, on the whole or any part of the amount so accepted (unless the Company in general meeting otherwise determines).

(b)	Any amount paid in advance of calls will not be taken into account in ascertaining the amount of any dividend payable on the shares in respect of which the advance is made.

(c)	The Directors may repay an amount advanced under clause 8.10(a) on giving the relevant Member one month’s notice in writing.

8.11	Evidence of call

(a)	In an action or other proceedings for the recovery of a call, it is sufficient, and conclusive evidence of the debt, to prove that:

(i)	the name of the defendant is entered in the Register as the holder or one of the holders of the share in respect of which the call is claimed;

(ii)	the resolution making the call is recorded in the minute book; and

(iii)	notice of the call was given to the defendant in accordance with this Constitution,

and it is not necessary to prove the appointment of the Directors who made the call or any other matter whatsoever.

(b)

In this clause 8.11, reference to the term “defendant” includes a person against whom a set-off or counter-claim is alleged by the Company and the term “action or other proceedings for the recovery of a call” is to be construed accordingly.

9.	Transfer of shares

9.1	General

Subject to this Constitution, a Member may transfer all or any of the Member’s shares by instrument in writing in any usual or common form or in any other form executed by or on behalf of both of the transferor and transferee as the Directors accept.

9.2	Registration of transfers

(a)	A transferor of shares remains the holder of the shares transferred until the transfer is registered and the name of the transferee is entered in the Register in respect of the shares.

(b)	The Directors are not required to register a transfer of shares in the Company unless:

(i)	the instrument of transfer has been duly stamped (if required by Law);

(ii)	the instrument of transfer and any share certificates have been lodged at the Company’s Office;

(iii)	any fee payable on registration of the transfer has been paid; and

(iv)	the Directors have been given all the information they reasonably require to establish the right of the transferor to make the transfer.

(c)	The Directors may, in their discretion and without assigning any reason, refuse to register a transfer of shares in the Company.

(d)

The Directors may suspend the registration of transfers of shares in the Company at such times and for such periods as they determine. The period of suspension must not exceed in the aggregate 30 days in any calendar year.

9.3	Pre-emptive rights on transfers of shares

(a)	No shares in the Company will be transferred if there is more than one Member in the Company otherwise than in accordance with this clause.

(b)

A Member or person entitled by transmission who intends to transfer shares (Transferor) must give notice in writing to the Directors of his or her intention to transfer and specify the shares (Relevant Shares) which he or she intends to transfer. The notice will constitute the Directors the agents of such member for the sale of the Relevant Shares to other Members of the Company.

(c)

Before the Directors authorise the transfer of any share or shares, the share or shares must first have been offered to all other Members at a price to be agreed on by the transferor and the Directors of the Company. If the transferor and the Directors of the Company are unable to agree on a price, the price of the Relevant Shares will be a price which:

(i)	represents a fair market price; and

(ii)	is determined by expert determination administered by the Australian Disputes Centre (ADC) in accordance with the ADC Rules for Expert

Determination which are operating at the time the matter is referred to ADC, which Rules are incorporated into this Constitution. The determination of such person in relation to the price of the Relevant Shares will be final and binding on all Members of the Company.

(d)

On the price being agreed or determined as above, the Directors must immediately give notice to all the other Members of the Company of the number and price of the Relevant Shares and invite each of the Members to apply in writing within 21 days to purchase the Relevant Shares and to specify the maximum number of the Relevant Shares applied for.

(e)

At the expiration of the 21 days, the Directors must allocate the Relevant Shares to or amongst such Members as have applied to purchase the Relevant Shares, and such allocation must be made so far as is practicable pro rata according to the number of shares of the Company already held by such Members respectively and up to a maximum in the case of each Member of the number of the Relevant Shares which such Member applied to purchase.

(f)

On such allocation being made, the transferor is bound on payment of the agreed or determined price to transfer the Relevant Shares to the purchaser or purchasers, and if he or she defaults in so doing, the Directors may receive and give a good discharge for the purchase money on behalf of the transferor, and may authorise some person to transfer the Relevant Shares to the purchaser or purchasers, and may enter the name or names of the purchaser or purchasers in the register as holder or holders by transfer of the Relevant Shares as purchased by him or her or them.

(g)

If any of the Relevant Shares are not applied for or sold in accordance with the provisions of this clause, the transferor may (subject to the provisions of this Constitution) at any time after the expiration of the 21 day period transfer the Relevant Shares not sold to any person and at any price not less than the price which had been agreed or determined.

(h)

Nothing in this clause will prevent a Member being a corporation from transferring any share or shares in the Company to another corporation which is a subsidiary of that Member corporation, its parent or a subsidiary of the parent.

10.	Transmission of shares

10.1	Transmission of shares on death

(a)

In the case of a death of a Member, the survivor where the deceased was a joint holder, and the legal personal representative of the deceased where the deceased was a sole holder, will be the only persons recognised by the Company as having any title to or interest in the deceased’s shares.

(b)	If the personal representative gives the Directors all the information they reasonably require to establish the representative’s entitlement to be registered as holder of the shares:

(i)	the personal representative may:

(A)	by giving a written and signed notice to the Company, elect to be registered as the holder of the shares; or

(B)	by giving a completed transfer form to the Company, transfer the shares to another person; and

(ii)	the personal representative is entitled, whether or not registered as the holder of the shares, to the same rights as the deceased Member.

(c)	On receiving an election under clause 10.1(b)(i)(A), the Company must register the personal representative as the holder of the shares.

(d)	A transfer under clause 10.1(b)(i)(B) is subject to the provisions of this Constitution relating to the transfer of shares.

(e)	The estate of the deceased Member is not released from any liability in respect of the shares transmitted under this clause 10.

10.2	Transmission of shares on bankruptcy or insolvency

(a)

If a person entitled to shares because of the bankruptcy or insolvency of a Member gives the Directors all the information they reasonably require to establish the person’s entitlement to be registered as holder of the shares, the person may:

(i)	by giving a written and signed notice to the Company, elect to be registered as the holder of the shares; or

(ii)	by giving a completed transfer form to the Company, transfer the shares to another person.

(b)	On receiving an election under clause 10.2(a)(i), the Company must register the person as the holder of the shares.

(c)	A transfer under clause 10.2(a)(ii) is subject to the provisions of this Constitution relating to the transfer of shares.

(d)	This clause 10.2 has effect subject to the Bankruptcy Act 1966 (Cth) and the Act.

10.3	Transmission of shares on mental incapacity

(a)

If a person entitled to shares because of the mental incapacity of a Member gives the Directors all the information they reasonably require to establish the person’s entitlement to be registered as the holder of the shares:

(i)	the person may:

(A)	by giving a written and signed notice to the Company, elect to be registered as the holder of the shares; or

(B)	by giving a completed transfer form to the Company, transfer the shares to another person; and

(ii)	the person is entitled, whether or not registered as the holder of the shares, to the same rights as the Member.

(b)	On receiving an election under clause 10.3(a)(i)(A), the Company must register the person as the holder of the shares.

(c)	A transfer under clause 10.3(a)(i)(B) is subject to the provisions of this Constitution relating to the transfer of shares.

11.	Forfeiture of shares

11.1	Default

If a Member fails to pay a call or instalment of a call on or before the day appointed for payment of the call or instalment, the Directors may, at any time after that date, serve a notice on such Member requiring payment of the unpaid amount of the call or instalment, together with any interest and all expenses that the Company has incurred by reason of the non-payment.

11.2	Notice of forfeiture

The notice referred to in clause 11.1 must:

(a)	specify a day at least 14 days after the date of service of notice and a place at which the call or instalment and the interest and expenses referred to in clause 11.1 are to be paid; and

(b)	state that in the event of non-payment at the time and place appointed, the share in respect of which the call was made or instalment is payable is liable to be forfeited.

11.3	Forfeiture

(a)

If the requirements of a notice served under clauses 11.1 and 11.2 are not complied with, any share in respect of which the notice has been given may at any time after the date of non-compliance but before payment required by the notice has been made, be forfeited by a resolution of the Directors.

(b)	A forfeiture under clause 11.3(a) will include all dividends declared in respect of the forfeited shares and unpaid before the forfeiture.

11.4	Liability continues after forfeiture

Any Member whose share is forfeited:

(a)	ceases to be a Member in respect of the forfeited share; and

(b)

remains liable to pay and must immediately pay to the Company all money that, at the date of forfeiture, was payable to the Company in respect of the share, together with interest on those amounts from the date of forfeiture until payment, at such rate as the Directors determine.

11.5	Statutory declaration is conclusive

(a)	A statutory declaration that:

(i)	the declarant is a Director or a Secretary of the Company; and

(ii)	a share in the Company has been duly forfeited on a particular date,

is conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share.

(b)	The statutory declaration referred to in this clause 11.5 and the Company’s receipt for the price of the share constitutes a good title to the share.

11.6	Disposal of forfeited shares

(a)

Any forfeited shares become the Company’s property and the Directors may sell or dispose of the shares as they think fit, except that in the event of sale, the Directors will pay to the Member in whose name the share was registered immediately before the forfeiture, the residue (if any) of the proceeds of sale after satisfaction of all moneys due and unpaid.

(b)	Before any forfeited share is sold or disposed of, the forfeiture may be cancelled on such terms as the Directors think fit.

(c)

In relation to any sale or disposal under this clause 11.6, the Directors may arrange for an accountant or the Company’s auditor to value the forfeited share. If the sale or disposal is made within three months of the date of the valuation, the valuation is conclusive evidence against the Member of the value of that share at the time of sale or disposal.

11.7	Transfer of forfeited share

(a)

The Company may receive the consideration (if any) given for a forfeited share on its sale or disposition and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of.

(b)	On the execution of the transfer, the transferee:

(i)	will be registered as the holder of the share;

(ii)	is not responsible for the application of any purchase money; and

(iii)	will possess a title which is not affected by any irregularity or invalidity in connection with the forfeiture, sale or disposal of the share.

(c)

After the name of the transferee is entered in the Register, no person may impeach the validity of the transfer and the remedy of any person aggrieved by the transfer is in damages only and against the Company exclusively.

11.8	Application to outstanding money

The provisions of this Constitution as to forfeiture apply in the case of non-payment of any sum that, by the terms of issue of a share, becomes payable at a fixed time as if that sum had been payable by virtue of a call duly made and notified.

12.	Alteration of capital

12.1	Power to consolidate, divide and cancel

Subject to the Act, the Company may by resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger value than its existing shares;

(b)

subdivide all or any of its shares into shares of smaller value, provided that in the subdivision the proportion between the amount paid and the amount (if any) unpaid on each such reduced share is the same as it was in the case of the share from which the reduced share is derived; and

(c)	cancel shares that, at the date of the resolution have not been taken or agreed to be taken by any person or have been forfeited and reduce its share capital by the amount of the shares so cancelled.

12.2	Reduction of capital

Subject to the Act, the Company may, by resolution, reduce its share capital.

13.	General meetings

13.1	Annual general meeting

If required to do so by the Act, the Company must hold an annual general meeting of the Company in accordance with the Act.

13.2	Power to convene general meeting

Any Director may, whenever the Director thinks fit, convene a general meeting of the Company’s Members.

13.3	Notice period

(a)	Subject to the Act and clause 13.3(b), the Company must give 21 days’ notice of general meetings (including annual general meetings).

(b)	The Company may call, on shorter notice than that specified in clause 13.3(a):

(i)	an annual general meeting, if all the Members entitled to attend and vote at the annual general meeting agree prior to the annual general meeting; and

(ii)	any other general meeting, if Members holding at least 95% of the votes that may be cast at the general meeting agree prior to the general meeting.

13.4	Notice of general meetings

(a)	Notice of every general meeting must be given in the manner authorised by clause 29 to:

(i)	every Member;

(ii)	every Director;

(iii)	the auditor (if any); and

(iv)

every person who establishes to the Directors’ satisfaction their entitlement to a share in consequence of the death, mental incapacity, bankruptcy or insolvency of a Member and, who but for the death, mental incapacity, bankruptcy or insolvency (as the case may be) would have been entitled to receive notice of the meeting.

(b)	Notice to joint Members may be given by sending it to the joint Member named first in the Register.

13.5	Content of notice of general meetings

A notice of a general meeting must:

(a)	specify the place, date and time for the meeting;

(b)	except as provided by clause 13.6, state the general nature of the business to be transacted at the meeting;

(c)	if a special resolution is to be proposed at the meeting, set out an intention to propose the special resolution and state the resolution;

(d)	contain a statement of:

(i)	each Member’s right to appoint a proxy; and

(ii)	the fact that a proxy need not be a Member of the Company; and

(e)	contain a statement that, if the Member appoints more than one proxy, each proxy may be appointed to represent a specified proportion of the Member’s votes.

13.6	Content of notice of annual general meeting

It is not necessary for the notice of an annual general meeting to state that the business to be transacted at the meeting includes:

(a)	the consideration of the financial statements and the reports of the Directors and auditor (if any);

(b)	the election of Directors and other officers in place of those retiring;

(c)	the declaration of dividends;

(d)	the appointment and fixing of the remuneration of the auditors; and

(e)	any other business which, under this Constitution or the Act, is required to be transacted at an annual general meeting.

13.7	Nature of business

All business will be special that is transacted at a general meeting, with the exception of:

(a)	declaring a dividend;

(b)	the consideration of the accounts, balance sheets, and the reports of the Directors and auditors; and

(c)	the election of the Directors or auditors (if any) or both.

13.8	Notice of adjourned meeting

When a meeting is adjourned, new notice of the resumed meeting must be given if the meeting is adjourned for 30 days or more.

13.9	Failure to give notice

Any resolution passed at a meeting is not invalidated by:

(a)	the accidental omission to give notice of a meeting to any Member or non-receipt of that notice by a Member; or

(b)	the accidental omission to send out the instrument of proxy to a person entitled to receive notice or non-receipt of that instrument.

14.	Proceedings at general meetings

14.1	Circular resolutions

(a)

A resolution may be passed without a general meeting being held if all the Members entitled to vote on the resolution sign a document containing a statement that they are in favour of the resolution set out in the document. A body corporate’s representative may sign such a circular resolution. Each member of a joint membership must sign a circular resolution.

(b)	Identical copies of the document may be distributed for signing by different Members and taken together will constitute one and the same document.

(c)	The resolution is passed when the last Member signs the document, and satisfies any requirement in this Constitution or the Act that the resolution be passed at a general meeting.

14.2	Sole Member resolutions

(a)

If at any time the Company has only one Member, it satisfies any requirement in this Constitution or the Act that a resolution be passed by that sole Member recording the resolution and signing the record.

(b)	A body corporate’s representative may sign a resolution referred to in clause 14.2(a).

14.3	Use of technology

The Company may hold a meeting at 2 or more venues using any technology that gives Members a reasonable opportunity to participate.

14.4	Quorum

(a)

Except as otherwise provided in this Constitution, the quorum for a general meeting of the Company is 2 Members present in person or by proxy, attorney or body corporate representative and the quorum must be present at all times during the meeting.

(b)	No business will be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business.

(c)	For the purpose of determining whether a quorum is present:

(i)	each person attending as a proxy, as a body corporate’s representative, or as a validly appointed attorney of a Member, is deemed to be a Member;

(ii)	if a Member has appointed more than one proxy, attorney or representative, only one may be counted; and

(iii)	if an individual person is attending both as a Member and as a proxy, attorney or representative, they may be counted only once.

(d)	If at any time the Company has only one Member, then that Member present in person or by proxy, attorney or body corporate representative is a quorum.

14.5	Effect of no quorum

If a quorum of the Company’s Members is not present within half an hour after the time appointed for the meeting in the notice:

(a)	if the meeting was convened on the requisition of Members, the meeting must be dissolved; or

(b)	in any other case:

(i)

the meeting will be adjourned to the date, time and place that the Directors specify (or if the Directors do not specify such details, the meeting is adjourned to the same day in the next week at the same time and place) except that if the meeting is adjourned for 30 days or more, notice of the resumed meeting must be given; and

(ii)	if at a meeting resumed under clause 14.5(b)(i) a quorum is not present within half an hour after the time appointed for the meeting, the meeting must be dissolved.

14.6	Chairperson of general meeting

The Directors may elect any person to chair general meetings of the Company.

14.7	Vacancy in chair

Where a general meeting is held and:

(a)	a chairperson has not been elected by the Directors as provided by clause 14.6; or

(b)	the chairperson declines to act or is not present within 15 minutes after the time appointed for the holding of the meeting,

the Members present must elect one of their number to be chairperson of the meeting or part of the meeting (as the case may be).

14.8	Adjournment

The chairperson must adjourn a general meeting if the Members present with a majority of votes at the general meeting agree or direct that the chairperson must do so.

14.9	Adjourned meetings

(a)	Only unfinished business is to be transacted at a meeting resumed after an adjournment.

(b)	A resolution passed at a meeting resumed after an adjournment is passed on the day it was in fact passed.

15.	Voting at general meetings

15.1	Voting

(a)	A resolution put to the vote at a general meeting must be decided on a show of hands unless a poll is demanded.

(b)	Before a vote is taken, the chairperson must inform the general meeting whether any proxy votes have been received and how the proxy votes are to be cast.

(c)

On a show of hands, a declaration by the chairperson is conclusive evidence of the result provided that the declaration reflects the show of hands and the votes of the proxies received. Neither the chairperson nor the minutes need to state the number or proportion of the votes recorded in favour or against the resolution.

15.2	Voting rights

Subject to any rights or restrictions attached to any class of shares, each Member, entitled to vote may vote in person or by proxy, attorney or body corporate representative authorised under the Act, at a meeting of the Members of the Company, and each Member has:

(a)	on a show of hands, one vote; and

(b)	on a poll, one vote for each share they hold.

15.3	Voting by joint holders

If a share is held jointly and more than one Member votes in respect of that share, only the vote of the Member whose name appears first in the Register is counted.

15.4	No entitlement to vote if calls are unpaid

If calls and other sums due and payable on a Member’s share remain unpaid, that Member:

(a)	is not entitled to be present at any general meeting;

(b)	may not vote on any question or on a poll; and

(c)	may not be counted in a quorum.

15.5	Voting by persons entitled to shares

(a)

Subject to clause 15.5(b), any person entitled to a share in consequence of the death, mental incapacity, bankruptcy or insolvency of a Member, may vote at any general meeting in respect of that share as if they were the registered holder of the share.

(b)

A person entitled to vote under clause 15.5(a) must satisfy the Directors of their right to be transferred the share at least 48 hours before the scheduled time of the meeting or adjourned meeting at which that person proposes to vote, unless the Directors have previously admitted that person’s right to vote at that meeting.

15.6	Voting by poll

(a)	A poll may be demanded by:

(i)	the chairperson;

(ii)	at least 3 Members present in person or by proxy, attorney or body corporate representative entitled to vote on the resolution; or

(iii)	a Member or Members present in person or by proxy, attorney or body corporate representative representing at least 5% of the total votes that may be cast on the resolution on a poll.

(b)	A poll may be demanded:

(i)	before a vote is taken; or

(ii)	before or immediately after the voting results on a show of hands are declared.

(c)	The percentage of votes that each Member holds is to be determined as at the close of business on the day before the poll is demanded.

(d)	The demand for a poll may be withdrawn.

(e)

If a poll is duly demanded, it must be taken in such manner and, subject to clause 15.6(f), either immediately or after an interval or adjournment or otherwise as the chairperson directs. The result of the poll is the resolution of the meeting at which the poll was demanded.

(f)	A poll demanded on the election of a chairperson or on a question of adjournment must be taken immediately.

(g)	The demand for a poll does not prevent a meeting continuing for the transaction of any business other than the question on which a poll has been demanded.

15.7	Casting vote of chair

In the case of an equality of votes, whether on a show of hands or on a poll, the chairperson of the meeting at which the show of hands takes place or at which the poll is demanded has a casting vote (in addition to any vote that the chairperson may have had as a member).

15.8	Objection to qualification of a voter

(a)	An objection to a person’s right to vote at a general meeting:

(i)	may only be raised at a general meeting or adjourned meeting at which the vote objected to is given or tendered; and

(ii)	must be determined by the chairperson of the meeting, whose decision is final.

(b)	A vote not disallowed under an objection referred to in clause 15.8(a) is valid for all purposes.

15.9	Votes counted in error

If any vote is counted which ought not to have been counted or might have been rejected, the error will not invalidate the resolution unless the error is:

(a)	detected at the same meeting; and

(b)	of sufficient magnitude, in the opinion of the chairperson, as to invalidate the resolution.

16.	Proxies

16.1	Who can appoint a proxy

(a)

A Member who is entitled to attend and vote at a general meeting may appoint a person as that Member’s proxy to attend and vote for that Member at a meeting of the Company. A proxy need not be a Member of the Company.

(b)	The appointment may specify the proportion or number of votes that the proxy may exercise.

(c)

If the Member is entitled to cast more than one vote at a meeting, the Member may appoint 2 proxies. If the Member appoints 2 proxies and the appointment does not specify the proportion or number of the Member’s votes each proxy may exercise, each proxy may exercise half of the Member’s votes.

(d)	Any fractions of votes resulting from the application of clauses 16.1(b) or 16.1(c) must be disregarded.

16.2	Execution and form of proxies

(a)	An instrument appointing a proxy is valid if it is in the form specified by the Directors from time to time and is:

(i)	signed by or on behalf of the Member of the Company making the appointment; and

(ii)	contains the following information:

(A)	the Member’s name and address;

(B)	the Company’s name;

(C)	the proxy’s name or the name of the office held by the proxy; and

(D)	the meetings at which the appointment may be used.

(b)	The proxy form must provide for the Member to vote for or against each resolution and may provide for abstention to be indicated.

(c)

An instrument appointing a proxy may specify the manner in which the proxy is to vote in respect of a particular resolution. Where it does so, the proxy is not entitled to vote on the resolution except as specified in the instrument. A proxy may vote as the proxy thinks fit on any motion or resolution in respect of which no manner of voting is indicated.

(d)	An instrument appointing a proxy confers authority to demand or join in demanding a poll.

(e)

Despite clause 15.3, where an instrument of proxy is signed by all of the joint holders of any Shares, the votes of the proxy so appointed must be accepted in respect of those Shares to the exclusion of any votes tendered by a proxy for any one of those joint holders.

16.3	Member’s attorney

A Member may appoint an attorney to act, or to appoint a proxy to act, at a general meeting. If the appointor is an individual, the power of attorney must be signed in the presence of at least 1 witness.

16.4	Life of proxy

An instrument appointing a proxy will not be valid after 12 months from the date of its execution, unless it is expressly stated to be a standing appointment or to extend for a longer period.

16.5	Lodgement of proxies and powers of attorney

(a)	If a Member appoints a proxy or an attorney, the following documents must be given to the Company at the Office or at the place specified for the purpose in the notice calling the general meeting:

(i)	the proxy’s appointment; and

(ii)	if the appointment is signed by the appointor’s attorney, the authority under which the form was signed or a certified copy of the authority; and

(iii)	in the case of an attorney, the power of attorney or a certified copy of it.

(b)

The appointment of a proxy or an attorney is valid for a meeting if the appointment and any authority are given to the Company at least 24 hours before the general meeting at which the proxy is to be used.

16.6	Corporate representative

A Member that is a body corporate may appoint an individual to act as its representative at general meetings as permitted by the Act.

16.7	Validity of proxy vote

A vote cast in accordance with the terms of an instrument of proxy or of a power of attorney is valid if no notice in writing of:

(a)	the previous death of the appointing Member;

(b)	the mental incapacity of the appointing Member;

(c)	the revocation of the proxy’s appointment;

(d)	the revocation of the authority under which the proxy was appointed; or

(e)	the transfer of the share in respect of which the proxy was given,

has been received by the Company at the Office before the commencement of the meeting or adjourned meeting at which the proxy is used or exercised.

17.	Appointment and removal of Directors

17.1	Number

(a)	The number of Directors will not be less than 1 or more than 10, unless otherwise determined by ordinary resolution of the Company.

(b)

Where the number of Directors of the Company is 1, a single Director acting as a Sole Director may exercise all the powers and discretions conferred on the Directors under this Constitution or under the Act.

17.2	Appointment by Directors

The Directors may at any time appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, provided that the total number of Directors does not at any time exceed the maximum number of Directors permitted under this Constitution.

17.3	Appointment by Company

The Company may by ordinary resolution passed in general meeting appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors.

17.4	Removal by Company

The Company may by ordinary resolution:

(a)	remove any Director from office; and

(b)	appoint another person as a Director instead.

17.5	Appointment and removal by majority shareholder

A Member holding more than 50% of the issued capital of the Company for the time being may by notice in writing, without assigning any reason:

(a)	remove any Director; and

(b)	appoint another person as Director instead.

17.6	Term of office

Each of the Directors will hold office until the Director vacates office or is removed under this Constitution.

17.7	Share qualification

A Director need not be a Member of the Company.

17.8	Vacation of office

In addition to the circumstances in which the office of a Director becomes vacant by virtue of the Act, the office of a Director becomes vacant if the Director:

(a)	ceases to be a Director by virtue of the Act or this Constitution;

(b)	becomes bankrupt or makes any arrangement or composition with his or her creditors generally;

(c)	is prohibited from being a Director by reason of any order made under the Act;

(d)	becomes physically or mentally incapable of performing the Director’s duties;

(e)	resigns by written notice to the Company;

(f)	is absent from Directors’ meetings (without appointing an Alternate Director) without the consent of the other Directors for a period of more than 6 months; or

(g)

without the prior or subsequent consent of the other Directors, is directly or indirectly interested in any contract or proposed contract with the Company and fails to declare the nature of the Director’s interest as required by the Act.

18.	Remuneration of Directors

18.1	Remuneration of Directors

(a)	The Directors are to be paid such Directors’ fees as the Company determines by ordinary resolution.

(b)	The Company may also pay the Directors travelling and other expenses that they properly incur:

(i)	in attending meetings of the Directors or any committee of the Directors;

(ii)	in attending any general meetings of the Company; or

(iii)	in connection with the business of the Company.

18.2	Remuneration of Managing Director

A Managing Director appointed under clause 21 will (subject to the provisions of any contract between the Managing Director and the Company) receive such remuneration, whether by way of salary, commission or participation in profits of the Company or of any other company in which the Company is interested or by any or all of these modes as determined by the Directors.

18.3	Remuneration of Alternate Director

(a)	Subject to clause 18.3(b), an Alternate Director appointed under clause 22 will look solely to the Director for whom they are alternate for their remuneration.

(b)	The Company may reimburse an Alternate Director for all travelling and other expenses properly incurred by them in attending meetings or otherwise in connection with the business of the Company.

18.4	Additional remuneration of chairperson

In addition to the ordinary remuneration as Director, the chairperson of Directors elected under clause 20.8(a) is entitled to such additional remuneration as may be fixed by ordinary resolution of the Company, provided that they are not entitled to any such additional remuneration by virtue of also holding the office of Managing Director.

18.5	Remuneration of Directors for extra services

Any Director who performs special services or goes or resides abroad for any purpose of the Company will be paid such extra remuneration, whether by way of salary, commission or participation in profits of the Company or of any other company in which the Company is interested or by any or all these modes as determined by ordinary resolution of the Company.

19.	Powers and duties of Directors

19.1	General management power

Subject to the Act, this Constitution and any resolution of the Company, the Directors:

(a)	will manage the business of the Company;

(b)	may exercise all such powers of the Company that are not, by the Act or this Constitution, required to be exercised by the Company in general meeting, provided that:

(i)	no resolution of the Company in general meeting will invalidate any prior act of the Directors which would have been valid if such a resolution had not been made; and

(ii)	any sale or disposal by the Directors of the Company’s main undertaking or a substantial proportion of its assets will be subject to ratification by the Company in general meeting; and

(c)	may pay all expenses incurred in promoting and forming the Company.

19.2	Act in the best interests of a Holding Company

As contemplated by section 187 of the Act, a Director may act in good faith in the best interests of any Holding Company of the Company.

19.3	Attorneys

(a)

The Directors may, by power of attorney under deed, appoint any person or persons to be the attorney or attorneys of the Company with such powers, authorities and discretions (being powers, authorities and discretions vested in or exercisable by the Directors), for such period and subject to such conditions as they think fit.

(b)

Any such power of attorney may contain provisions for the protection and convenience of persons dealing with the attorney and may also authorise the attorney to delegate all or any of the powers, authorities and discretions vested in the attorney.

19.4	Power to borrow and give security

(a)	Without limiting the generality of clause 19.1, the Directors may for the purposes of the Company:

(i)	borrow money, with or without giving security for it; and

(ii)	guarantee the performance of any obligation of the Company or of any other person.

(b)

The Directors may borrow or provide security as they think fit and in particular by the issue of bonds, debentures or debenture stock or any mortgage, charge or other security on the undertaking of the whole or part of the property of the Company (both present and future) including its uncalled capital.

(c)	Debentures, debenture stock, bonds or other securities may be:

(i)	made assignable free from any equities between the Company and the person to whom the same has been issued; or

(ii)

issued at a discount, premium or otherwise and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors and otherwise, and any debentures may be re-issued notwithstanding that they may have been made paid off or satisfied.

19.5	Indemnity

Subject to clause 31 and to the extent permitted by the Act, if any of the Directors or any other person becomes personally liable for the payment of any sum primarily due from the Company, the Directors may execute a mortgage, charge or security over the whole or any part of the assets of the Company by way of indemnity to secure the Directors or persons so becoming liable from any loss in respect of the liability.

19.6	Other offices of Directors

Subject to the Act, a Director may hold any other office or offices under the Company (except that of auditor) in conjunction with the office of Director and on such terms as to remuneration and otherwise as the Directors may arrange.

19.7	Director may act in professional capacity

(a)

Subject to the Act and clause 19.7(b), any Director (or the Director’s firm) may act in a professional capacity for the Company and the Director (or the Director’s firm) is entitled to remuneration for professional services as if the Director were not a Director.

(b)	A Director (or the Director’s firm) must not act as the Company’s auditor.

20.	Proceedings of Directors

20.1	Calling and holding Directors’ meetings

A Director may call a Directors’ meeting by giving reasonable notice to each Director.

20.2	Circulating resolutions

(a)

The Directors may pass a resolution without a Directors’ meeting being held if all the Directors entitled to vote on the resolution sign a document containing a statement that they are in favour of the resolution set out in the document.

(b)	Identical copies of the document may be distributed for signing by different Directors and taken together will constitute one and the same document.

(c)	The resolution is passed when the last Director signs the document.

20.3	Telephone and other meetings

Without limiting the power of the Directors to regulate their meetings as they think fit, a meeting of Directors or committee of Directors may be held where one or more of the Directors is not physically present at the meeting, provided that:

(a)	all Directors consent to the calling and the holding of the meeting by means of telephone or other form of communication;

(b)	all Directors participating in the meeting are able to communicate with each other effectively, simultaneously and instantaneously by means of the agreed form of communication;

(c)

notice of the meeting is given to all the Directors entitled to notice in accordance with the usual procedures agreed on or laid down from time to time by the Directors and such notice does not specify that Directors are required to be present in person;

(d)	in the event that a failure in communications prevents clause 20.3(b) from being satisfied by that number of Directors which constitutes a quorum, then the meeting will be suspended until clause 20.3(b) is satisfied again. If clause 20.3(b) is not satisfied within 15 minutes from the time the meeting was interrupted, the meeting will be deemed to have terminated; and

(e)

any meeting held where one or more of the Directors is not physically present will be deemed to be held at the location specified in the notice of meeting provided a Director is present at that location. If no Director is present at the location specified, the meeting will be deemed to be held at the location where the chairperson of the meeting is located.

20.4	Directors’ resolutions

(a)	Subject to this Constitution, a resolution of the Directors must be passed by a majority of the votes of Directors present and entitled to vote on the resolution.

(b)	In case of an equality of votes, the chairperson of the meeting, in addition to his or her deliberative vote (if any), has a casting vote.

20.5	Minutes

(a)	The Directors must cause minutes to be made of:

(i)	all appointments of Directors, Alternate Directors and officers;

(ii)	the names of the Directors present at each meeting of the Directors;

(iii)	all orders made by the Directors;

(iv)

all declarations made or notices given by any Director (either generally or specifically) of his or her interest in any contract or proposed contract or of his or her holding of any office or property whereby any conflict of duty or interest may arise; and

(v)

all resolutions and proceedings of meetings of Members and classes of Members and of the Directors, and retain the minutes in a minute book for a period of at least 10 years or such other period as may be required under the Act.

(b)	The minutes of a meeting must be signed by the chairperson of the meeting or the chairperson of the next meeting.

(c)	In the absence of evidence to the contrary, contents of the minute book that is recorded and signed in accordance with this clause 20.5 is evidence of the matters shown in the minute.

20.6	Director’s personal interests

If a Director has a material personal interest in a matter that relates to the affairs of the Company other than an interest that does not have to be disclosed under section 191(2) of the Act and the Director discloses the nature and extent of the interest and its relation to the affairs of the Company to the other Directors, in accordance with section 191 of the Act, then:

(a)	the Director may vote on matters that relate to the interest;

(b)	any transactions that relate to the interest may proceed; and

(c)	if the disclosure is made before the transaction is entered into:

(i)	the Director may retain benefits under the transaction even though the Director has the interest; and

(ii)	the Company cannot avoid the transaction merely because of the existence of the interest.

20.7	Quorum

(a)

Subject to clause 20.7(c), at a meeting of Directors properly convened, the number of Directors whose presence is necessary to constitute a quorum is such number as is determined by the Directors and, unless so determined, is 2.

(b)

Subject to clause 20.7(c), if the office of a Director becomes vacant, the remaining Directors may act but, if the total number of remaining Directors is not sufficient to constitute a quorum at a meeting of Directors, the Directors may act only for the purpose of increasing the number of Directors to a number sufficient to constitute a quorum or for the purpose of convening a general meeting of the Company.

(c)	Where the Company has a Sole Director, the Sole Director will constitute a quorum of Directors.

20.8	Chairperson

(a)	The Directors must elect a Director to chair their meetings and may determine the period for which the Director is to be the chairperson.

(b)	Where a meeting of the Directors is held and:

(i)	a Director has not already been elected to chair that meeting under clause 20.8(a); or

(ii)	the previously elected chairperson declines to act or is not present within 15 minutes after the time appointed for the holding of the meeting,

the Directors present must elect one of their number to chair the meeting or part of the Meeting (as the case may be).

20.9	Delegation to Committees

(a)	The Directors may delegate any of their powers to a committee or committees consisting of such of their number as they think fit.

(b)

A committee must exercise the powers delegated to it in accordance with any directions of the Directors. The effect of the committee exercising a power in this way is the same as if it had been exercised by the Directors.

(c)	The members of a committee may elect one of their number as chairperson of their meetings.

(d)	Where a meeting of a committee is held and:

(i)	a chairperson has not already been elected to chair that meeting under clause 20.9(c); or

(ii)	the previously elected chairperson is not present within 15 minutes after the time appointed for the holding of the meeting or is unwilling to act,

the members present may elect one of their number to be chairperson of the meeting.

(e)	A committee may meet and adjourn as it thinks fit unless otherwise directed by the Directors.

(f)	Questions arising at a meeting of a committee must be determined by a majority of votes of the members present and voting.

(g)	In the case of an equality of votes, the chairperson has a casting vote, in addition to any vote the chairperson has in the chairperson’s capacity as a member of the committee (if any).

20.10	Acts of Directors valid despite defective appointment

Any act done at any meeting of the Directors or of a committee of Directors by any person acting as a Director is, although it is later discovered that there was some defect in the appointment of any such Director or that the Director was disqualified, is valid as if the Director had been duly appointed and was qualified to be a Director or to be a member of the committee.

20.11	Disabilities if calls unpaid

A Director is not entitled to be present, to be counted in a quorum or to vote at any meeting of Directors until that Director has paid:

(a)	all calls on shares due and payable by that Director, whether alone or jointly with another person, together with interest and expenses in respect of the calls; and

(b)	all other sums (if any) presently payable by that Director in respect of any shares held by that Director, whether alone or jointly with another person.

20.12	Resolution by Sole Director

Where a Sole Director signs a minute recording the Director’s decision to a particular effect, the recording of the decision counts as the passing by the Director of a resolution to that effect.

21.	Managing Director

21.1	Appointment and tenure

(a)

The Directors may appoint one or more Directors to be Managing Director of the Company. The appointment of Managing Director will be for such period and on such terms as the Directors think appropriate.

(b)	The Directors may, subject to the terms of any agreement entered into in a particular case, revoke any appointment of Managing Director.

21.2	Ceasing to hold office

A Managing Director:

(a)	is subject to the same provisions as to resignation and removal as the other Directors of the Company; and

(b)	immediately ceases to be a Managing Director if he or she ceases to be a Director.

21.3	Powers

(a)	The Directors may on such terms and conditions and with such restrictions as they think appropriate, confer on a Managing Director any of the powers exercisable by the Directors.

(b)	Any powers so conferred may be concurrent with, or be to the exclusion of, the powers of the Directors.

(c)	The Directors may at any time withdraw or vary any of the powers so conferred on a Managing Director.

22.	Alternate Directors

22.1	Power to appoint an Alternate Director

(a)

Subject to clause 22.1(b) and with the other Directors’ prior written approval, a Director (Appointing Director) may appoint an Alternate Director to exercise some or all of the Appointing Director’s powers either indefinitely or for a specified period. An Alternate Director need not be a Director or Member.

(b)	A Managing Director must not appoint an Alternate Director to act as Managing Director.

22.2	Appointment

The appointment of an Alternate Director must be in writing and a copy given to the Company.

22.3	Rights and powers

(a)	An Alternate Director:

(i)

is entitled to notice of each Directors’ meeting and if the Appointing Director is not present at any such meeting, the Alternate Director may attend and vote at that meeting in the Appointing Director’s place; and

(ii)

is otherwise entitled to exercise all the powers of the Appointing Director in the Appointing Director’s place (unless the appointment was limited to some only of the Appointing Director’s powers, in which case the Alternate Director may only exercise those powers).

(b)	When an Alternate Director exercises the Appointing Director’s powers, the exercise of the powers is just as effective as if the powers were exercised by the Appointing Director.

22.4	Alternate Director is not agent of appointor

An Alternate Director is responsible to the Company for his or her own acts and defaults as if the Alternate Director were an ordinary Director and is not deemed to be an agent of the appointing Director.

22.5	Termination of appointment

(a)	The Appointing Director may terminate the Alternate Director’s appointment at any time.

(b)	The termination of an Alternate Director must be in writing and is not effective until a copy is given to the Company.

(c)	In any case, the appointment of an Alternate Director terminates when the Appointing Director ceases to hold office as Director.

23.	Secretary

A Secretary of the Company holds office on such terms and conditions, as to remuneration and otherwise, as the Directors determine.

24.	Seal

24.1	Safe custody

Where the Company has a Seal, the Directors must provide for its safe custody.

24.2	Authority to use

Where the Company has a Seal, the Seal must only be used by the authority of the Directors, or of a committee of the Directors authorised by the Directors to authorise the use of the Seal.

24.3	Additional Seal

Where the Company has a Seal, the Company may have for use outside the state or territory in which the Office is located, one or more Seals each of which must only be used in accordance with the provisions of this clause 24.

25.	Execution of documents

25.1	Execution generally

(a)	The Company may execute documents (including deeds) in any way permitted by Law.

(b)	Except where required by the Act, the Company need not have or use the Seal to execute documents or deeds. The Directors may resolve whether or not the Company is to have or use a Seal.

25.2	Execution without the Seal

Without limiting clause 25.1(a), the Company may validly execute a document (including a deed) without using the Seal if the document is signed:

(a)

if the Company has more than one Director, by a Director and countersigned by another Director, Secretary or another person appointed by the Directors to countersign that document or a class of documents in which that document is included; or

(b)

if the Company has only one Director who is also the only Secretary or where the Company has only one Director and no Secretary, by that Director where the Director states next to his or her signature that he or she is the Sole Director and, if applicable, sole Secretary of the Company.

25.3	Execution using the Seal

Without limiting clause 25.1(a), the Company may validly execute a document (including a deed) by fixing the Seal to the document and the fixing being witnessed by:

(a)

if the Company has more than one Director, by a Director and countersigned by another Director, a Secretary or another person appointed by the Directors to countersign that document or a class of documents in which that document is included; or

(b)

if the Company has only one Director who is also the only Secretary or where the Company has only one Director and no Secretary, by that Director where the Director states next to his or her signature that he or she is witnessing the fixing of the Seal in his or her capacity as Sole Director and, if applicable, sole Secretary of the Company.

25.4	Execution by authorised persons

Clauses 25.2 and 25.3 do not limit the ability of the Directors to authorise a person who is not an officer of the Company to execute a document for and on behalf of the Company.

25.5	Seal register

(a)	The Secretary must record details of every document to which the Seal, if any, is fixed in a Seal register.

(b)

Where the Company has a Seal, the Seal register must be produced at each Directors’ meeting for the purpose of the Directors approving the fixing of the Seal to each document recorded in the Seal register since the last Directors’ meeting.

26.	Records and inspection

(a)	The Directors must ensure that proper accounting and other records of the Company are kept and where required, distributed, in accordance with the requirements of the Act.

(b)	The Directors must determine whether and on what terms the accounting records and other documents of the Company or any of them will be open to the inspection of Members other than Directors.

(c)	A Member other than a Director does not have the right to inspect any document of the Company except as provided by the Act or authorised by the Directors or by the Company in general meeting.

27.	Dividends and reserves

27.1	Declaration

(a)

Subject to the Act, the Directors (without the sanction of a general meeting) or the Company in general meeting on the recommendation of the Directors, may determine that a dividend be payable and specify:

(i)	the amount;

(ii)	the time for payment; and

(iii)	the method of payment.

(b)	A dividend declared by the Company in general meeting must not exceed the amount recommended by the Directors.

(c)

Subject to clause 3, dividends may be declared in respect of any class of shares to the exclusion of shares in any other class or classes provided that the shares in any one class so participate equally among themselves in the dividends.

(d)

If a dividend is declared on more than one class of shares, the dividend declared on the shares of any particular class may be at a higher, lower or at the same rate as the dividend declared on the shares of other classes provided that the shares in any one class participate equally among themselves in any dividend declared in respect of that class.

(e)

There will be no objection to any resolution which declares a higher rate of dividend on the shares of a particular class or classes than the dividend declared on the shares of any other class or classes.

27.2	Interim dividends

Subject to the Act, the Directors may authorise the payment to the Members of such interim dividends as in their judgment appear to be justified.

27.3	Interest on dividends

Interest is not payable by the Company in respect of any dividend.

27.4	Reserves

(a)

The Directors may, before recommending any dividend, set aside out of the Company’s profits such sums as they think proper as reserves, to be applied, at their discretion, for any purpose for which the Company’s profits may be properly applied.

(b)	Pending any such application, the reserves may, at the discretion of the Directors, be used in the business of the Company or be invested in such investments as the Directors think fit.

(c)	The Directors may carry forward so much of the profits remaining as they consider ought not to be distributed as dividends without transferring those profits to a reserve.

27.5	Entitlement to dividends

(a)	Subject to this Constitution, all dividends must be apportioned and paid proportionately to the amounts paid or credited as paid on the shares.

(b)	Where any share is issued on terms providing that it will rank for dividend as from a particular date, that share ranks for dividend accordingly.

(c)

An amount paid or credited as paid on a share in advance of a call must not be taken for the purposes of this clause 27.5 to be paid or credited as paid on the share and will not confer a right to participate in profits.

27.6	Deduction from dividends of money owing

The Directors may deduct from any dividend payable to a Member all sums of money (if any) presently payable by the Member to the Company on account of calls or otherwise in relation to shares in the Company.

27.7	Retention of dividends and transmission

The Directors may retain dividends payable on a share in respect of which any person under clauses 10.1, 10.2 or 10.3 is entitled to become a Member or any person is otherwise entitled to take a transfer of that share, until the person becomes a Member in respect of that share.

27.8	Payment of dividends by distribution of property

(a)

When declaring a dividend, the Directors, or a general meeting on the recommendation of the Directors, may by resolution direct payment of the dividend wholly or in part by the distribution of specific assets, including paid up shares in, or debentures of, any other corporation, and the Directors must give effect to such a resolution.

(b)	Where a difficulty arises in regard to such a distribution under clause 27.8(a), the Directors may do any one or more of the following:

(i)	settle the matter as they consider expedient;

(ii)	fix the value for distribution of the specific assets or any part of those assets;

(iii)	determine that cash payments be made to any Members on the basis of the value fixed in order to adjust the rights of all parties; and

(iv)	vest any such specific assets in trustees as the Directors consider expedient.

27.9	Payment of dividends by cash

(a)	Any dividend, interest or other money payable in cash in respect of shares may be paid, at the Directors discretion and at the sole risk of the intended recipient:

(i)	by cheque sent by post directed to:

(A)	the address of the Member as shown in the Register or, in the case of joint holders, to the address shown in the Register as the address of the joint holder first named in the Register; or

(B)	any other address as the Member or joint holders directs or direct in writing; or

(ii)	by electronic funds transfer to an account with a bank or other financial institution nominated in writing by the Member and acceptable to the Company; or

(iii)	by any other means determined by the Directors.

(b)	The Directors may decide to use different payment methods for different Members.

(c)	Every cheque sent under clause 27.9(a)(i) must be made payable to the person to whom it is sent and will be sent at that person’s risk.

27.10	Unclaimed dividends

Subject to the Act and any legislation relating to unclaimed money, all dividends unclaimed for one year after having been declared may be used by the Directors for the benefit of the Company until claimed.

28.	Capitalisation of profits

28.1	Authority to capitalise

The Company may, by ordinary resolution in general meeting and on the recommendation of the Directors, resolve that:

(a)

it is desirable to capitalise any sum, being the whole or part of the amount for the time being standing to the credit of any reserve account or profit and loss account or otherwise available for distribution to Members; and

(b)

that sum may be applied, in any of the ways mentioned in clause 28.2, for the benefit of Members in the proportions to which those Members would have been entitled in a distribution of that sum by way of dividend.

28.2	Appropriation and application

A sum distributed to Members in accordance with clause 28.1 may be applied:

(a)	in paying up any amounts unpaid on shares held by Members; or

(b)	in paying up in full unissued shares or debentures to be issued to Members as fully paid.

28.3	Adjustment of Members’ rights

The Directors must do all things necessary to give effect to a resolution referred to in clause 28.1 and, in particular, to the extent necessary to adjust the rights of the Members among themselves, may:

(a)	issue fractional certificates or make cash payments in cases where shares or debentures become issuable in fractions; and

(b)

authorise any person to enter into, on behalf of all the Members entitled to any further shares or debentures on the capitalisation, an agreement with the Company providing for the issue to them, credited as fully paid up, of any further shares or debentures or for the payment by the Company on their behalf of the amounts or any part of the amounts remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under an authority referred to in clause 28.3(b) is effective and binding on all the Members concerned.

28.4	Distribution

(a)

If a distribution of capitalised profits is made on more than one class of shares, the distribution made on the shares of any particular class may be at a higher, lower or at the same rate as the distribution made on the shares of another class, provided that the shares in any one class participate equally among themselves in any distribution made of capitalised profits in respect of that class.

(b)	There can be no objection to any resolution which declares a higher rate of distribution on the shares of any class or classes than the distribution made on the shares of any other class or classes.

29.	Notices

29.1	How notice to be given

(a)

A Member may, by written notice to the Secretary left at or sent to the Office, require that all notices to be given by the Company or the Directors be served on the Member’s representative at an address specified in the notice.

(b)	The Company may give a notice to any Member by:

(i)	serving it on the Member personally;

(ii)

properly addressing, prepaying and posting the notice to the Member or leaving it at the Member’s address as shown in the Register or the address supplied by the Member to the Company for the giving of notices;

(iii)	serving it in any manner contemplated in this clause 29.1 on a Member’s representative as specified by the Member in a notice given under clause 29.1(a);

(iv)	facsimile transmission to the facsimile number supplied by the Member to the Company for the giving of notices;

(v)	sending it by email to an email address nominated by the Member;

(vi)	sending it via any other electronic means permitted by the Act and nominated by the Member for the giving of notices, including providing an electronic link to the notice; or

(vii)	giving it by any other means permitted or contemplated by this clause 29 or the Act.

29.2	When notice is given

A notice is deemed to be given by the Company and received by the Member:

(a)	if delivered in person, when delivered to the Member;

(b)	if posted, on the day after the date of posting to the Member, whether delivered or not;

(c)	if sent by facsimile transmission, on the day after the date of its transmission; or

(d)	if sent by email or other electronic means, on the day after the date of its transmission,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee’s time), it is deemed to have been received at 9.00 am (addressee’s time) on the next Business Day.

29.3	Notice to joint holders

A notice may be given by the Company to joint Members by sending the notice to the joint Member first named in the Register or to an alternative address (if any) nominated by that Member.

30.	Winding up

Subject to clause 3, if the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company:

(a)

divide among the Members in specie or in kind the whole or any part of the property of the Company and may for that purpose set such value as they consider fair on any property to be divided and may determine how the division will be carried out as between the Members or different classes of Members; or

(b)

vest the whole or any part of the Company’s property in trustees on such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no Member is compelled to accept any shares or other securities in respect of which there is any liability, or do both.

31.	Indemnity

31.1	Interpretation

In this clause 31:

(a)

proceedings means any proceedings, whether civil or criminal, being proceedings in which it is alleged that the person has done or omitted to do some act in their capacity as an officer of the Company (including proceedings alleging that they were guilty of negligence, default, breach of trust or breach of duty in relation to the Company); and

(b)	officer has the meaning given to that term in section 9 of the Act.

31.2	Scope of indemnity

In addition to any other indemnity provided to an officer of the Company in accordance with the Act, and to the extent permitted by the Act and any applicable Law:

(a)	every officer of the Company will be indemnified out of the assets of the Company against any liability incurred by them in relation to the execution of their office;

(b)	no officer of the Company is liable for any loss or damage incurred by the Company in relation to the execution of his or her office;

(c)	every officer of the Company will be indemnified out of the assets of the Company against any liability which he or she incurs:

(i)	in defending any proceedings, whether civil or criminal, in which judgment is given in favour of the officer or in which the officer is acquitted;

(ii)	in connection with any application, in relation to any such proceedings, in which relief is granted under the Act to the officer by the Court; and

(d)

every officer of the Company will be indemnified out of the assets of the Company against any liability to another person (other than the Company or a related body corporate of the Company) where the liability is incurred by the officer in their capacity as an officer of the Company, provided that this indemnity will not apply where the liability arises out of conduct involving a lack of good faith.

31.3	Insurance

In addition to the payment of any other insurance premium by the Company in accordance with the Act, and to the extent permitted by the Act and any applicable Law, the Company may pay the premium in respect of a contract insuring an officer of the Company against a liability:

(a)

incurred by the officer of the Company in his or her capacity as officer, provided that the liability does not arise out of conduct involving a wilful breach of duty in relation to the Company or a contravention of sections 182 or 183 of the Act; or

(b)	for costs and expenses incurred by that officer of the Company in defending proceedings, whatever their outcome.